Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of Chief Executive Officer

In connection with the Annual Report of Tradequest International, Inc. (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randall
K. Read, President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






March 26, 2004                   /s/ Randall K. Read
-------------------              -----------------------------------
                                 Randall K. Read
                                 Chief Executive Officer

Certification of Chief Financial Officer

In connection with the Annual Report of Tradequest International, Inc., (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randall K. Read, Chief Financial Officer certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






March 26, 2004                   /s/ Randall K. Read
-------------------              -----------------------------------
                                 Randall K. Read
                                 Chief Financial Officer